THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account W

Wells Fargo New DirectionsSM Core Variable Annuity
Wells Fargo New DirectionsSM Access Variable Annuity
Wells Fargo New DirectionsSM Access 4 Variable Annuity

Supplement dated February 1, 2010 to the May 1, 2004 Prospectus

Effective February 2, 2010, the LVIP Money Market Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust, will be available as an investment option under your Wells Fargo New DirectionsSM variable annuity contract. Your investment will be made into the Standard Class of the Fund.

The fees and expenses associated with the Fund are outlined in the Fund’s prospectus which is included in this mailing. The investment objective of the Fund is high current income and preservation of capital. The investment adviser for the Fund is Lincoln Investment Advisors Corporation.  For additional information about the Fund, please refer to the Fund’s prospectus.

In addition, the Wells Fargo Advantage VT Money Market Fund and the Evergreen VA Diversified Income Builder Fund will be liquidated on or around April 30, 2010. These funds will not be available as investment options under your contract after April 22, 2010.

This supplement is for informational purposes and requires no action on your part.

Please retain this supplement for future reference.